UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2021

ATLAS GROWTH PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-55603	80-0906030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, Suite 230 Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 800-674-2614

Former name or former address, if changed since last report

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 1, 2021, Atlas Growth Partners, L.P., a Delaware limited partnership (the “Partnership”), through its wholly owned subsidiary, Atlas Growth Eagle Ford, LLC, a Texas limited liability company (“Seller”), consummated the previously announced sale contemplated by that certain purchase and sale agreement (the “PSA”) with Texas American Resources II, LLC, a Delaware limited liability company (“Buyer”), pursuant to which Seller sold certain oil and gas properties, interests and related assets (the “Assets”) and retained certain liabilities related to the Assets (the “Excluded Liabilities”), while Buyer assumed certain liabilities related to the Assets (the “Assumed Liabilities”) (the “Transaction”). The aggregate purchase price of the Assets received by the Seller at Closing was $4,800,000.00.

The PSA contained customary representations and warranties from the parties and each party has agreed to certain covenants, including providing certain post-closing indemnities related to the Excluded Liabilities, with respect to Seller, and the Assumed Liabilities, with respect to Buyer.

The foregoing description of the PSA and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified by, the full text of the PSA, which was previously filed as Exhibit 2.1 to that certain Form 8-K of the Partnership filed July 14, 2021 (the “Signing 8-K”) and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma financial statements of the Partnership as of and for the six months ended June 30, 2021 and year ended December 31, 2020, in each case giving effect to the Transaction, are set forth in Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits:

Exhibit Number	Description
2.1

Purchase and Sale Agreement, dated as of July 12, 2021, by and between Atlas Growth Eagle Ford, LLC, and Texas American Resources II, LLC (incorporated by reference to the Current Report on Form 8-K of Atlas Growth Partners, L.P. filed on July 14, 2021).

99.1	Unaudited Pro Forma Financial Statements of Atlas Growth Partners, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS GROWTH PARTNERS, L.P.

By: Atlas Growth Partners GP, LLC, its General Partner

Date: September 8, 2021	By:	/s/ JEFFREY M. SLOTTERBACK
	Name:	Jeffrey M. Slotterback
	Title:	Chief Executive Officer and Chief Financial Officer